                                                           Exhibit Number (1)
                                                           To 3/31/97/ Form 10-Q

                                 NTC CAPITAL I
                                NTC CAPITAL II
                                NTC CAPITAL III

                             Preferred Securities

                     fully and unconditionally guaranteed
                  to the extent set forth in the Guarantee by

                          NORTHERN TRUST CORPORATION

                            Underwriting Agreement



                                                                  April 22, 1997


Ladies and Gentlemen:

     From time to time, NTC Capital I, NTC Capital II or NTC Capital III, each a statutory business trust created under the laws of the State of Delaware (each a "Trust" and collectively, the "Trusts"), and Northern Trust Corporation, a Delaware corporation (the "Guarantor"), as depositor of each Trust and as Guarantor, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, which shall provide that the Trust identified in the applicable Pricing Agreement (such Trust being the "Designated Trust" with respect to such Pricing Agreement) shall issue and sell to the firms (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its preferred securities (the "Securities") identified in Schedule I to the applicable Pricing Agreement (with respect to such Pricing Agreement, the "Firm Designated Securities") representing undivided beneficial interests in the assets of the Designated Trust, guaranteed by the Guarantor to the extent set forth in the guarantee agreement (the "Guarantee") identified in such Pricing Agreement. If specified in such Pricing Agreement, the Designated Trust may grant to the Underwriters the right

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to purchase at their election an additional number of Securities, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities." The proceeds of the sale of the Designated Securities and of common securities of the Designated Trust (the "Common Securities") sold to the Guarantor are to be invested in junior subordinated deferrable interest debentures of the Guarantor (the "Subordinated Debentures"), to be issued pursuant to a junior subordinated indenture (the "Indenture") identified in the Pricing Agreement. The Designated Securities may be exchangeable into Subordinated Debentures, as specified in
Schedule II to such Pricing Agreement. Pursuant to the Guarantee Agreement identified in the Pricing Agreement relating to any particular issuance of Designated Securities, the Designated Securities will be guaranteed by the Guarantor to the extent set forth in such Pricing Agreement (the "Guarantee").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the amended and restated trust agreement (the "Trust Agreement") among the Guarantor, the trustees named therein (the "Trustees") and the holders from time to time of the Designated Trust's securities issued thereunder.

     Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of any Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of any Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Designated Securities, the aggregate number of Optional Designated Securities, if any, the initial

                                      -2-
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public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Trust Agreement or the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     1. Each of the Guarantor and each Designated Trust jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File Nos. 333-18951, 333-18951-01, 333-18951-02 and 333-18951-03) (the "Initial Registration
     Statement") in respect of the Securities, the Subordinated Debentures and the Guarantees has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendments thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document (other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective

                                      -3-
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     upon filing) with respect to the Securities, the Subordinated Debentures and the Guarantees offered pursuant to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement or the Rule 462(b) Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement that became or hereafter becomes effective, each as amended at the time such part of a registration statement became effective, and (ii) all exhibits thereto and the documents incorporated by reference in the prospectus contained in a registration statement at the time such part of a registration statement became effective, being hereinafter collectively called a "Registration Statement"; the prospectus relating to the Securities, the Subordinated Debentures and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by

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     reference in such Preliminary Prospectus or Prospectus, as the case may be;
     any reference to any amendment to a Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of such Registration Statement that is incorporated by reference in such Registration Statement; and any reference to the Prospectus, as amended or supplemented, shall be deemed to refer to the Prospectus, as amended or supplemented, in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to a Designated Trust or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Securities.

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement

                                      -5-
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     thereto, when such documents become effective or are filed with the
     Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to a Designated Trust or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Securities;

          (d) The Initial Registration Statement, any Rule 462(b) Registration Statement and the Prospectus conform, and any further amendments or supplements to the Initial Registration Statement, any Rule 462(b) Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Initial Registration Statement and any Rule 462(b) Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to a Designated Trust or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Securities;

          (e) Since the respective dates as of which information is given in the Initial Registration Statement, any Rule 462(b) Registration Statement and the Prospectus, there has not been any material adverse

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     change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries, considered as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Initial Registration Statement, any Rule 462(b) Registration Statement and the Prospectus and except as otherwise set forth therein, there has not been any change in the capital stock (other than the Guarantor's purchase of treasury stock in connection with its buy back program and the issuance of stock upon the exercise of employee stock options, director stock awards, bonus stock awards and earn-outs of performance shares) or long-term debt in excess of $10 million of the Guarantor or any of its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (f) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each subsidiary of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, except where such failure to be in good standing would not have a material adverse effect on the financial condition, operating results or business prospects of such subsidiary; and The Northern Trust Company (the "Bank") has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

          (g) The Guarantor is duly registered under the Bank Holding Company Act of 1956, as amended; and each subsidiary of the Guarantor which conducts business as

                                      -7-
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     a bank is duly authorized to conduct such banking business in each jurisdiction in which such banking business is conducted;

          (h) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable, except as provided in 12 U.S.C.
     Section 55, and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

          (i) The Designated Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority to own its properties and conduct its business as described in the Prospectus, and the Designated Trust has conducted no business to date other than as contemplated by this Agreement and any Pricing Agreement, and it will conduct no business in the future that would be inconsistent with the Trust Agreement and the description of the Designated Trust set forth in the Prospectus; the Designated Trust is not a party to or bound by any agreement or instrument other than this Agreement, any Pricing Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement; the Designated Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, any Pricing Agreement and the Trust Agreement and described in the Prospectus; based on expected operations and current law, the Designated Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Designated Trust is not a party to or subject to any action, suit or proceeding of any nature;

          (j) The Designated Securities have been duly and validly authorized by the Designated Trust, and, when issued and delivered against payment therefor as

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     provided herein, will be duly and validly issued and fully paid and non-
     assessable undivided beneficial interests in the assets of the Designated Trust and will conform to the description of the Designated Securities contained in the Prospectus; the issuance of the Designated Securities is not subject to preemptive or other similar rights; the Designated Securities will have the rights set forth in the Trust Agreement, and the terms of the Designated Securities are valid and binding on the Designated Trust; and the holders of the Designated Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

          (k) The Common Securities of the Designated Trust have been duly and validly authorized by the Designated Trust and, upon delivery by the Designated Trust to the Guarantor against payment therefor as described in the Prospectus, will be duly and validly issued undivided beneficial interests in the assets of the Designated Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Time of Delivery, all of the issued and outstanding Common Securities of the Designated Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

          (l) The Guarantee, the Subordinated Debentures, the Trust Agreement, the Indenture and the Agreement as to Expenses and Liabilities between the Guarantor and the Designated Trust (the "Expense Agreement"); the Guarantee, the Subordinated Debentures, the Trust Agreement, the Indenture and the Expense Agreement being collectively referred to as the "Guarantor Agreements"), when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) bank-

                                      -9-
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     ruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other laws relating to or affecting creditors' rights generally, (ii) by general equitable principles and
     (iii), with respect to the Expense Agreement, the effect of public policy on the enforceability of provisions relating to indemnification and contribution; the Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantor Agreements will conform to the descriptions thereof in the Prospectus;

          (m) The execution and delivery of this Agreement, any Pricing Agreement and the Guarantor Agreements, and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary corporate action and when executed by the Guarantor and the other parties thereto will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of the Guarantor (other than the Designated Trust), pursuant to any indenture, mortgage, deed of trust, loan agreement, contract or other agreement or instrument to which the Guarantor is a party or by which the Guarantor is bound or to which any of its property or assets is subject, or to which any subsidiary of the Guarantor is a party or by which any subsidiary of the Guarantor is bound or to which any of its assets or property is subject where such subsidiary's breach or violation would have a material adverse effect on the Guarantor and its subsidiaries, considered as a whole, or would materially impair the ability of the Guarantor to perform any of its obligations hereunder, under any Pricing Agreement or in the Guarantor Agreements, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-laws of the Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the

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     consummation by the Guarantor or the Designated Trust of the transactions contemplated by this Agreement, any Pricing Agreement or the Guarantor Agreements, except such as have been, or will have been, obtained or received prior to the applicable First Time of Delivery (as defined in Section 3 hereof) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

          (n) Neither the Designated Trust nor the Guarantor is, and after giving effect to the offering and sale of the Designated Securities, neither the Designated Trust nor the Guarantor will be, an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (o) Except as set forth or contemplated in the Prospectus, there is not pending or, to the Guarantor's knowledge, threatened, any actions, suits or proceedings to which the Guarantor or any of its subsidiaries is a party, before or by any court or governmental agency or body, which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, individually and in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole;

          (p) The statements set forth in the Prospectus under the captions "Description of Junior Subordinated Debentures", "Description of Preferred Securities", "Description of Guarantees" and "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures, the Expense Agreement and the Guarantees", insofar as they constitute a summary of the terms of the Securities, the Subordinated Debentures, the Guarantees and the Guarantor Agreements, are accurate and complete in all material respects;

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          (q)  To the Guarantor's knowledge, Arthur Andersen LLP, who certified the financial statements of the Guarantor and its subsidiaries included in or incorporated by reference in the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

          (r) The Guarantor and its affiliates have complied, and as of the date of any Pricing Agreement will comply, with all of the provisions of
     Section 517.075, Florida Statutes, and all rules and regulations promulgated thereunder, relating to issuers doing business in Cuba.

     2. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus, as amended or supplemented.

          The Designated Trust may specify in the Pricing Agreement applicable to any Designated Securities that the Designated Trust thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised only by written notice from the Representatives to the Designated Trust and the Guarantor, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives, the Guarantor and the Designated Trust otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

          The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which each of the Guarantor and the Designated Trust has been advised by the Representatives have been attributed to such Underwriter, provided that, if each of the Guarantor and the Designated Trust has not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

     3. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Designated Trust, shall be delivered by or on behalf of the Designated Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Designated Trust in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Designated Trust may agree upon in writing. Such time and date for delivery of Firm Designated Securities pursuant to the Pricing Agreement relating thereto is herein called the "First Time of Delivery," such time and date for delivery of Optional Designated Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date is herein called the "Time of Delivery."

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     4.   The Designated Trust and the Guarantor jointly and severally agree with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Initial Registration Statement or any Rule 462(b) Registration Statement or Prospectus, as amended or supplemented, after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof, to advise you promptly after it receives notice thereof of the time when the Initial Registration Statement or any Rule 462(b) Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Initial Registration Statement or any Rule 462(b) Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities or the Subordinated Debentures issuable upon exchange of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Initial Registration Statement or any Rule 462(b) Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities or the Subordinated Debentures issuable upon exchange of the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Designated Trust nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus, as amended or supplemented, in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities or the Subordinated Debentures issuable upon exchange of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon the request of the Representatives to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with the offering or sale of the Securities or the Subordinated Debentures issuable upon exchange of the Securities at any time nine months or more after the time of issue of the Prospectus, upon an Underwriter's request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) In the case of the Guarantor, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Initial Registration Statement (as defined in Rule 158(c)), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Guarantor by the Representatives and (ii) the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities, any other beneficial interests in the assets of the Designated Trust, or any preferred securities or any other securities of the Designated Trust or the Guarantor, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Designated Trust or the Guarantor without the prior written consent of the Representatives;

          (f) Not to have the Designated Trust be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

          (g) In the case of the Guarantor, to issue the Guarantee concurrently with the issue and sale of the Designated Securities as contemplated herein or in the Pricing Agreement;

          (h) If provided in the applicable Pricing Agreement, to use its best efforts to list, subject to notice of issuance, the Designated Securities on the Nasdaq Stock Market; and

          (i) If the Guarantor and the Designated Trust elect to rely upon Rule 462(b) under the Act, the Guarantor and the Designated Trust shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Act by 10:00 P.M., Washington, D.C. time, on the date of the applicable Pricing Agreement, and the Guarantor and the Designated Trust shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     5. The Guarantor and the Designated Trust jointly and severally covenant and agree with the several Underwriters that the Guarantor and the Designated Trust will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Guarantor's or the Designated Trust's counsel and accountants in connection with the issue of the Designated Securities and all other expenses in connection with the preparation, printing and distribution of any Registration Statement, any Preliminary Prospectus and the

Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Guarantor Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities and the Subordinated Debentures issuable upon exchange of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Designated Securities and the Subordinated Debentures; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities and the issuance of the Guarantees and the Subordinated Debentures; (vi) the cost of preparing certificates for the Designated Securities and the Subordinated Debentures; (vii) the fees and expenses of the Trustees, the Debenture Trustee and the Guarantee Trustee and any agent of the Guarantee Trustee and the Debenture Trustee and the fees and disbursements of counsel for the Trustees in connection with the Trust Agreement and the Designated Securities, counsel for the Guarantee Trustee in connection with the Guarantee and counsel for the Debenture Trustee in connection with the Indenture and the Subordinated Debentures; (viii) the cost of qualifying the Designated Securities with The Depository Trust Company; (ix) all fees and expenses, if any, in connection with the listing of the Designated Securities on the Nasdaq Stock Market and the cost of registering the Designated Securities under Section 12 of the Exchange Act; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Option which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section,
Section 7 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

     6. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Designated Trust and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the respective Time of Delivery for such Designated Securities, true and correct, the condition that the Designated Trust and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus, as amended or supplemented, in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; if the Guarantor and the Designated Trust have elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of any Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Sullivan & Cromwell shall have furnished to the Representatives such opinion or opinions, dated the respective Time of Delivery for such Designated Securities, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In giving such opinion, Sullivan & Cromwell may rely, as to all matters governed by the laws of jurisdictions in which such counsel is not qualified, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Representatives, in which case the opinion or opinions shall state that they believe you and they are entitled to rely on such opinions;

          (c) Peter L. Rossiter, Esq., or the then General Counsel for the Guarantor, shall have furnished to the Representatives his or her written opinion, dated the respective Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) All of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable;

               (ii) Each subsidiary of the Guarantor which conducts business as a bank is duly authorized to conduct such banking business and/or trust business as it conducts in each jurisdiction in the United States in which it maintains offices for the conduct of such banking and/or trust business (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Guarantor, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

               (iii) All of the issued and outstanding shares of capital stock of each of the "significant subsidiaries" of the Guarantor, as defined in Regulation S-X adopted by the Commission, have been duly and validly authorized and issued and are fully paid and non-assessable, except as provided in 12 U.S.C. Section 55; and all of such shares of capital stock are owned directly or indirectly by the Guarantor free and clear of any liens, claims, encumbrances or rights of others (except for directors' qualifying shares and except as set forth in the Prospectus, as amended or supplemented); and

               (iv) The documents, as amended prior to the date hereof, incorporated by reference in the Prospectus (other than the financial statements and related financial information and schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission or as so amended, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and he has no reason to believe that any such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading.

          (d) Schiff Hardin & Waite, counsel for the Designated Trust and the Guarantor, shall have furnished to the Representatives their written opinion, dated the respective Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented;

               (ii) The Guarantor has an authorized capitalization as set forth in the Prospectus, as amended or supplemented;

               (iii) The Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Guarantor, provided that such counsel shall state that they believe both you and they are justified in relying upon such opinions or certificates);

               (iv) The Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of Illinois, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented;

               (v) The Guarantor is duly registered under the Bank Holding Company Act of 1956, as amended;

               (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Designated Trust and the Guarantor;

               (vii) The Guarantor Agreements have each been duly authorized, executed and delivered by the Guarantor and/or the Designated Trust, as the case may be, and the Guarantor Agreements (other than the Trust Agreement, as to which such counsel need express no opinion) constitute valid and legally binding instruments and obligations of the Guarantor and/or the Designated Trust, as the case may be, enforceable against the Guarantor and/or the Designated Trust, as the case may be, in accordance with their respective terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other laws relating to or affecting creditors' rights generally, (b) by general equitable principles and (c), with respect to the Expense Agreement, the effect of public policy on the enforceability of provisions relating to indemnification and contribution; and the Subordinated Debentures are entitled to the benefits provided by the Indenture;

               (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Guarantee or the Subordinated Debentures or consummation by the Guarantor of the transactions contemplated by this Agreement or the Guarantor Agreements, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

               (ix) The issue by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of this Agreement and the Guarantor Agreements, the execution, delivery and performance by the Guarantor of this Agreement and the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed by the Guarantor as an exhibit to any report filed pursuant to the Act or Exchange Act on or after the filing of the Annual Report on Form 10-K for the year ended December 31, 1996, where such subsidiary's breach or violation would have a material adverse effect on the Guarantor and its subsidiaries, considered as a whole, or would materially impair the ability of the Guarantor to perform any of its obligations hereunder or under the Guarantor Agreements, nor will such actions result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or By-Laws of the Guarantor or, to the knowledge of such counsel, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties;

               (x) The statements set forth in the Prospectus under the caption "Description of Junior Subordinated Debentures", "Description of

          Preferred Securities", "Description of Guarantees", "Description of Corresponding Junior Subordinated Debentures" and "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures, the Expense Agreement and the Guarantees" insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of such provisions in all material respects;

               (xi) Neither the Designated Trust nor the Guarantor is an "investment company" or an entity controlled by an "investment company" required to be registered under the Investment Company Act;

               (xii) The documents, as amended prior to the date hereof, incorporated by reference in the Prospectus, as amended or supplemented (other than the financial statements and related financial information and schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and nothing has come to such counsel's attention that would lead such counsel to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial information included in any of the documents mentioned in this clause and that such counsel may state that they have not independently verified factual statements in any such documents; and

               (xiii) The Initial Registration Statement, any Rule 462(b) Registration Statement and the Prospectus, as amended or supplemented, and any further amendments and supplements thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery for the Designated Securities (other than the financial statements and related financial information and schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and nothing has come to such counsel's attention that would lead such counsel to believe that, as of its effective date, any Registration Statement or any further amendment thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery (other than the financial statements and related financial information and schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery (other than the financial statements and related financial information and schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either any Registration Statement or the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by the Guarantor or the Designated Trust prior to the Time of Delivery (other than the financial statements and related financial information and schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to any Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to any Registration Statement or required to be incorporated by reference into the Prospectus, as amended or supplemented, or required to be described in any Registration Statement or the Prospectus, as amended or supplemented, which are not filed or incorporated by reference or described as required;

          (e) Richards, Layton & Finger, special Delaware counsel to the Designated Trust and the Guarantor, shall have furnished to you, the Guarantor and the Designated Trust their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Designated Trust has been duly created and is validly existing as a business trust in good standing under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to own its properties and conduct its business, all as described in the Prospectus, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made;

               (ii) The Trust Agreement constitutes a valid and binding obligation of the Guarantor and the Trustees, and is enforceable against the Guarantor and the Trustees, in accordance with its terms, and the terms of the Designated Securities as set forth in the Trust Agreement are valid and binding obligations of the Designated Trust in accordance with the terms of the Trust Agreement, all subject to the effect upon the Trust Agreement of (a) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (iii) Under the Trust Agreement and the Delaware Business Trust Act, the Designated Trust has the trust power and authority to (a) execute and deliver this Agreement and the Pricing Agreement and to perform its obligations under this Agreement and the Pricing Agreement, and (b) issue and perform its obligations under the Designated Securities and the Common Securities;

               (iv) Under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery by the Designated Trust of this Agreement and the Pricing Agreement and the performance by the Designated Trust of its obligations hereunder and thereunder have been duly authorized by all necessary trust action on the part of the Designated Trust;

               (v) The Designated Securities have been duly and validly authorized by the Trust Agreement, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Designated Trust; under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Designated Securities is not subject to preemptive or other similar rights; the Designated Securities will have the rights set forth in the Trust Agreement (subject to the terms of the Trust Agreement); the Securityholders, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities Certificates (as defined in the Trust Agreement) and the issuance of replacement Preferred Securities Certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

               (vi) The Common Securities of the Designated Trust and the Expense Agreement have been duly and validly authorized by the Trust Agreement; under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Common Securities is not subject to preemptive or other similar rights;

               (vii) The issue and sale of the Designated Securities and the Common Securities by the Designated Trust, the execution and delivery of this Agreement by the Designated Trust, the compliance by the Designated Trust with all of the provisions of the Designated Securities, the Trust Agreement, this Agreement and the Pricing Agreement, the purchase by the Designated Trust of the Subordinated Debentures and the consummation of the transactions herein and therein contemplated do not violate (a) the Trust Agreement or the Certificate of Trust of the Designated Trust or (b) any applicable Delaware law, rule or regulation;

               (viii) No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Designated Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities; and

               (ix) Assuming that the Designated Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and filing documents with the Delaware Secretary of State) or employees in the State of Delaware and that the Designated Trust is treated as a grantor trust for United States federal income tax purposes, the Securityholders (other than those holders of the Designated Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware.

          In giving such opinion, Richards, Layton & Finger may rely, as to all matters governed by the laws of jurisdictions in which such counsel is not qualified, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Representatives, in which case the opinion shall state that they believe you and they are entitled to rely on such opinions.

          (f) Schiff Hardin & Waite, tax counsel for the Designated Trust and the Guarantor, shall have furnished to you their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences";

          (g) At the respective Time of Delivery for such Designated Securities, and, if so specified in the Pricing Agreement, on the date of the Pricing Agreement, Arthur Andersen LLP, the independent accountants of the Guarantor who have certified the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Initial Registration Statement and any Rule 462(b) Registration Statement, shall have furnished to the Representatives a letter, dated such Time of Delivery and, if applicable, such date of the Pricing Agreement, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the

     Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (h) Since the respective dates as of which information is given in the Prospectus, as amended or supplemented, there shall not have been (i) any change in the capital stock (other than the Guarantor's purchase of treasury stock in connection with its buy back program and the issuance of stock upon the exercise of employee stock options, director stock awards, bonus stock awards and earn-outs of performance shares) or long-term debt in excess of $10 million of the Guarantor or any of its subsidiaries or
     (ii) any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries, in each case, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented;

          (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Guarantor's or the Bank's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Guarantor's or the Bank's debt securities or preferred stock;

          (j) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Guarantor's securities on the Nasdaq Stock Market; (iii) a general moratorium on commercial banking activities in Illinois or New York declared by federal, Illinois or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus, as amended and supplemented;

          (k) If provided in the applicable Pricing Agreement, the Designated Securities to be sold by the Designated Trust at the respective Time of Delivery shall have been duly listed, subject to notice of issuance, on the Nasdaq Stock Market; and

          (l) The Designated Trust and the Guarantor shall have furnished or caused to be furnished to the Representatives at the respective Time of Delivery for the Designated Securities certificates of officers of the Designated Trust and the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Designated Trust and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as the Representatives may reasonably request.

          7. (a) The Designated Trust and the Guarantor jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to any Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Designated Trust nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Securities.

          (b) Each Underwriter will indemnify and hold harmless the Designated Trust and the Guarantor against any losses, claims, damages or liabilities to which the Designated Trust or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Designated Trust or the Guarantor for any legal or other expenses reasonably incurred by the Designated Trust or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to subsection
     (a) above and by the Guarantor in the case of parties indemnified pursuant to subsection (b) above.

          (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Designated Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Designated Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Designated Trust and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Designated Trust bear to the total compensation (before deducting expenses) received or realized by the Underwriters from the underwriting of the Designated Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Designated Trust and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Designated Trust, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
     (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Guarantor or the Designated Trust within the meaning of the Act, and each director of the Guarantor and each administrative trustee of the Designated Trust, shall have the same rights to contribution as the Guarantor and the Designated Trust, subject in each case to the limitation described in the preceding sentence.

          (e) The obligations of the Designated Trust and the Guarantor under this Section 7 shall be in addition to any liability which the Designated Trust and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Guarantor, to each administrative trustee of the Designated Trust and to each person, if any, who controls the Designated Trust or the Guarantor within the meaning of the Act.

          8.(a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or the Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein and in such Pricing Agreement. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or such Optional Designated Securities, as the case may be, then the Designated Trust and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Designated Trust and the Guarantor that they have so arranged for the purchase of such Designated Securities, or the Designated Trust and the Guarantor notifies the Representatives that they have so arranged for the purchase of such Designated Securities, the Representatives or the Designated Trust and the Guarantor shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in any Registration Statement or the Prospectus, as amended or supplemented, or in any other documents or arrangements, and the Designated Trust and the Guarantor agree to file promptly any amendments or supplements to any Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust and the Guarantor as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Designated Trust and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust and the Guarantor as provided in subsection (a) above, the aggregate number of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Designated Trust and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Designated Trust or the Guarantor, except for the expenses to be borne by the Designated Trust, the Guarantor and the Underwriters as provided in
     Section 5 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        9. The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust, the Guarantor, or any officer or director or controlling person of the Designated Trust or the Guarantor, and shall survive delivery of and payment for the Designated Securities.

         10. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 8 hereof, neither the Designated Trust nor the Guarantor shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities covered by such Pricing Agreement except as provided in Section 5 and Section 7 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Designated Trust as provided herein, the Designated Trust and the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Designated Trust and the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 5 and Section 7 hereof.

        11. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Designated Trust or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Designated Trust or the Guarantor set forth in the Initial Registration
Statement: Attention: Corporate Secretary, with a copy to Northern Trust Corporation, Fifty South LaSalle Street, Chicago, Illinois 60675, Attention:
General Counsel, Facsimile Transmission No. (312) 630-1596; provided, however, that any notice to an Underwriter pursuant to Section 7(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Designated Trust and the Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     12. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Designated Trust and the Guarantor and, to the extent provided in Section 7 and Section 9 hereof, the officers and directors of the Designated Trust or the Guarantor and each person who controls the Designated Trust, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     13. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     14. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

                                       Very truly yours,

                                       NORTHERN TRUST CORPORATION

                                       By:
                                          -----------------------------------
                                          Name: Perry R. Pero
                                          Title: Senior Executive Vice
                                                 President and Chief
                                                 Financial Officer

                                       NTC CAPITAL I
                                       By:  Northern Trust Corporation,
                                              as Depositor

                                       By:
                                          -----------------------------------
                                          Name: Perry R. Pero
                                          Title: Senior Executive Vice
                                                 President and Chief
                                                 Financial Officer

                                       NTC CAPITAL II
                                       By:  Northern Trust Corporation,
                                              as Depositor

                                       By:
                                          -----------------------------------
                                          Name: Perry R. Pero
                                          Title: Senior Executive Vice
                                                 President and Chief
                                                 Financial Officer

                                       NTC CAPITAL III
                                       By:  Northern Trust Corporation,
                                              as Depositor

                                       By:
                                          -----------------------------------
                                          Name: Perry R. Pero
                                          Title: Senior Executive Vice
                                                 President and Chief
                                                 Financial Officer

Accepted on behalf of ourselves and the other Underwriters listed in Schedule I to the Pricing Agreement:

Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated

By:  Salomon Brothers Inc


By:
   --------------------------------
   Name:
   Title:

On behalf of each of the Underwriters

                                                                         ANNEX I


                               Pricing Agreement
                               -----------------


Salomon Brothers Inc,
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated,
 [As Representatives of the several
   Underwriters named in Schedule I hereto,]
c/o Salomon Brothers Inc,
Seven World Trade Center,
New York, New York 10048.

                                                              _________ __, ____

Dear Sirs:

     NTC Capital ___, a statutory business trust created under the laws of the State of Delaware (the "Designated Trust"), and Northern Trust Corporation, a Delaware corporation (the "Guarantor"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated April 22, 1997 (the "Underwriting Agreement"), among the Guarantor and the Designated Trust on the one hand and the Underwriters named in Schedule I to the Underwriting Agreement, on the other hand, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities", consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus, as amended or supplemented, relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. Any Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 11 of the Underwriting Agreement and the address of the Representatives referred to in such Section 11, if any, are set forth at the end of Schedule II hereto.

     An amendment to the Initial Registration Statement, a Rule 462(b) Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set out in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

     The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Guarantor given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Underwriters, but in no event earlier than the First Time of Delivery or, unless the Underwriters, the Guarantor and the Designated Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Designated Trust and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Guarantor for examination upon request, but without warranty on the part of the Underwriters as to the authority of the signers thereof.

                                  Very truly yours,

                                  NORTHERN TRUST CORPORATION


                                  By:
                                     -------------------------
                                     Name:
                                     Title:



                                  NTC CAPITAL _____
                                  By: Northern Trust Corporation,
                                  as Depositor


                                  By:
                                     -------------------------
                                     Name:
                                     Title:

Accepted as of the date hereof:


Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated

[As Representatives of the Underwriters
named in Schedule I hereto]

By:  Salomon Brothers Inc


By:
   ------------------------
   Name:
   Title:


On behalf of each of the Underwriters
named on Schedule I hereto

SCHEDULE I


                                                         Number of
                                                          Maximum
                               Number of Firm             Optional
                                  Designated             Designated
                               Securities to be         Securities to
Underwriter                       Purchased             be Purchased
-----------                    ----------------        --------------
[Names of Underwriters] ...

Total









                               ----------------        --------------

                               ================        ==============


                                  SCHEDULE II

Designated Trust:

     NTC Capital __

Title of Designated Securities:

     ___% Preferred Securities, Series ___

Aggregate principal amount:

     Aggregate principal amount of Firm Designated Securities:
     $_________________________

     Maximum aggregate principal amount of Optional Designated Securities:
     $_________________________

Price to Public

     ______% of the principal amount of the Designated Securities

Purchase Price by Underwriters:

     ______% of the principal amount of the Designated Securities

Underwriters' Compensation:

     $_____ per Designated Security

Specified funds for payment of purchase price:

     New York Clearing House same-day funds

Accountants' Letter to be delivered on date of Pricing Agreement:

     Yes.

Trust Agreement:

     Amended and Restated Trust Agreement dated __________________, among the Guarantor, the Trustees named therein and the holders from time to time of undivided beneficial interests of the Designated Trust.

Indenture:

     Junior Subordinated Indenture dated as of January 1, 1997, between the Guarantor and The First National Bank of Chicago, as Debenture Trustee (the "Indenture")

Guarantee:

     Guarantee Agreement, dated as of _________________, between Guarantor and Guarantee Trustee

Maturity:


Interest Rate:

     _____%

Interest Payment Dates:


Extension Period:

     [20 quarters]

Redemption Provisions:

     [The redemption provisions set forth in Section 4.2 of the Trust Agreement shall apply to the Designated Securities.]

Sinking Fund Provisions:

     No sinking fund provisions.

[First] Time of Delivery:

     10:00 a.m., New York City time _______ ___, ____

Closing Location:

     Sullivan & Cromwell
     125 Broad Street
     New York, New York  10004

[Names and addresses of Representatives:]

                                                                        ANNEX II


                              Accountants' Letter
                              -------------------


     Pursuant to Section 6(g) of the Underwriting Agreement, the Guarantor's independent certified public accountants shall furnish letters to the effect that:

          (i) they are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) in their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in any Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if reasonably requested by the Representatives, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

          (iii) they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately

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

     furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 2 of the Guarantor's Registration Statement on Form 10 or Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year, as applicable, agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Guarantor's Registration Statement on Form 10 or the Guarantor's Annual Reports on Form 10-K for such fiscal years, as applicable;

          (v) on the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

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

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus (if any) do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Guarantor's Registration Statement on Form 10 or the Guarantor's Annual Report on Form 10-K for the most recent fiscal year, as applicable;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Registration Statement on Form 10 or the Guarantor's Annual Report on Form 10-K for the most recent fiscal year, as applicable;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Registration Statement on Form 10 or the

          Guarantor's Annual Report on Form 10-K for the most recent fiscal year, as applicable;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than the Guarantor's purchase of treasury stock in connection with its buy back program and the issuance of stock upon the exercise of employee stock options, director stock awards, bonus stock awards and earn-outs of performance shares) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries or any decreases in total assets, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net interest income, non-interest income or the total or per share amounts of consolidated net income, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vi) in addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, any Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

          All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement, if so delivered, for purposes of such letter and to the Prospectus, as amended or supplemented, (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.